                                                                   EXHIBIT 10.22

                             DRIVEWAY CORPORATION


                              SERIES C PREFERRED


                           STOCK PURCHASE AGREEMENT

                             DRIVEWAY CORPORATION

                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT

     THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 30th day of December, 1999, by and among DRIVEWAY CORPORATION, a Delaware corporation (the "Company"), and the investors severally and not jointly listed on Schedule A hereto, each of which is herein referred to as an
                  ----------
"Investor."

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1  Sale and Issuance of Series C Preferred Stock.
               ---------------------------------------------

               (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Fourth Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the "Restated Certificate").
---------

               (b) On or prior to the Closing, the Company shall authorize (i) the sale and issuance to the Investors of the Series C Preferred Stock and (ii) the issuance of the shares of Common Stock to be issued upon conversion of the Series C Preferred Stock (the "Conversion Shares"). The Series C Preferred Stock and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate.

               (c) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing or pursuant to Section 1.3 and the Company agrees to sell and issue to each Investor at the Closing or pursuant to Section 1.3, that number of shares of the Company's Series C Preferred Stock set forth opposite such Investor's name on Schedule A hereto for the purchase price of $4.01 per share (the "Purchase
----------
Price").

          1.2  Closing; Delivery.
               -----------------

     The purchase and sale of the Series C Preferred Stock shall take place at the offices of Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, CA 94025, at 10:00 a.m., on December 30, 1999, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Series C Preferred Stock sold pursuant hereto mutually agree upon orally or in writing

(which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor a certificate representing the Series C Preferred Stock that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness, or any combination thereof. In the event that payment by an Investor is made, in whole or in part, by cancellation of indebtedness, then such Investor shall surrender to the Company for cancellation at the Closing any evidence of such indebtedness or shall execute an instrument of cancellation in form and substance acceptable to the Company.

          1.3  Subsequent Sale of Series C Preferred Stock.
               -------------------------------------------

     The Company may sell up to the balance of the authorized number of shares of Series C Preferred Stock not sold at the Closing to such purchasers as its Board of Directors shall select at a price not less than $4.01 per share and on the same terms and conditions as provided in this Agreement and the Ancillary Agreements, provided the agreement for sale and the transactions contemplated thereby are closed not later than thirty (30) days following the Closing. Any such purchaser shall become a party to (i) this Agreement; (ii) that certain Fourth Amended and Restated Investors' Rights Agreement dated of even date herewith, by and among the Company, the Investors and certain holders of the Company's Common Stock and Preferred Stock, the form of which is attached hereto as Exhibit B (the "Investors' Rights Agreement"); and (iii) that certain Voting
   ---------
Agreement between the Company, the Founders, the Investors and certain holders of Common Stock and Preferred Stock, the form of which is attached hereto as Exhibit E (the "Voting Agreement" and together with the Investors Rights
---------
Agreement, the "Ancillary Agreements") and shall have the rights and obligations hereunder and thereunder.

     2.   Representations and Warranties of the Company.
          ---------------------------------------------

     The Company hereby represents and warrants to each Investor, as of the Closing and except as set forth on a schedule of exceptions attached hereto as Exhibit F (the "Schedule of Exceptions") furnished to each such Investor and
---------
special counsel for the Investors, that:

          2.1  Organization, Good Standing and Qualification.
               ---------------------------------------------

     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

          2.2  Capitalization and Voting Rights.
               --------------------------------

     The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

               (a) Preferred Stock. 29,200,000 shares of preferred stock (the "Preferred Stock"), of which (i) 10,100,000 have been designated Series A Preferred Stock (the "Series A Preferred Stock"), 10,000,000 of which are outstanding as of the date hereof; (ii) 8,100,000 have been designated Series B Preferred Stock, 7,444,770 of which are outstanding as of the date hereof; and
(iii) 11,000,000 have been designated Series C Preferred Stock, none of which are outstanding as of the date hereof and up to all of which may be sold pursuant to this Agreement (collectively, the "Preferred Stock"). The rights, privileges and preferences of the Preferred Stock are as stated in the Company's Restated Certificate. The outstanding shares of Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), and any relevant state securities laws, or pursuant to valid exemptions therefrom.

               (b) Common Stock. 70,800,000 shares of common stock ("Common Stock"), of which 5,178,761 are issued and outstanding. The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), and any relevant state securities laws, or pursuant to valid exemptions therefrom.

               (c) The Company has reserved 4,177,484 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company under the Company's 1997 Stock Option Plan (the "Option Plan"), of which (1) 2,986,865 shares are issuable upon exercise of options to purchase shares of Common Stock currently outstanding; (2) 142,285 have been exercised and are included in the Company's outstanding Common Stock; and (3) 1,048,334 shares are available for future grants. Additionally, the Company has granted options to purchase 12 shares of Common Stock not pursuant to any stock option plan (the "Non-Plan Options").

               (d) Except for: (1) the conversion privileges of the outstanding Preferred Stock; (2) the rights provided in the Investors' Rights Agreement; (3) options issued and outstanding under the Option Plan; and (4) the

Non-Plan Options, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company, and to the Company's knowledge from any of the shareholders of the Company, of any shares of its capital stock. Except for the Voting Agreement, the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

               (e) Section 2.2(e) of the Schedule of Exceptions sets forth a complete list of all outstanding stockholders, optionholders and other security holders of the Company as of the Closing, and shows, for each option, the date of grant, the grant price, vesting schedule and vesting status.

          2.3  Subsidiaries.
               ------------

     The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

          2.4  Authorization.
               -------------

     All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Ancillary Agreements, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series C Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series C Preferred Stock has been taken or will be taken prior to the Closing. This Agreement and the Ancillary Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent that each of (A) the indemnification provisions contained in the Investors' Rights Agreement and (B) the board compensation provisions contained in the Voting Agreement may be limited by applicable federal or state securities laws.

          2.5  Valid Issuance of Preferred and Common Stock.
               --------------------------------------------

               (a) The Series C Preferred Stock that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement, and will have been issued in full compliance with all applicable preemptive rights and all applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series C Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and will have been issued in full compliance with all applicable preemptive rights and all applicable state and federal securities laws.

               (b) The outstanding shares of the capital stock of the Company are duly and validly issued, fully paid and non assessable, and such shares of such capital stock, and all outstanding stock, options and other securities of the Company have been issued in full compliance with all applicable preemptive rights, with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), and with the registration and qualification requirements of all applicable state securities laws, or in compliance with applicable exemptions therefrom, and all other provisions of applicable federal and state securities laws, including without limitation, anti-fraud provisions.

          2.6  Governmental Consents.
               ---------------------

     No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except (i) the filing of the Restated Certificate with the Secretary of State of Delaware; (ii) the filing pursuant to Section 25102.1(d) of the California Corporate Securities Law of 1968, as amended; and (iii) the filing pursuant to Regulation D, Rule 506 of the Securities Act of 1933, as amended, and the rules thereunder, or such other post-closing filings as may be required, all of which filings will be effected by the Company within 15 days of the sale of the Series C Preferred Stock hereunder, or such shorter time as may be required by law.

          2.7  Offering.
               --------

     Subject in part to the truth and accuracy of each Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series C Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          2.8  Litigation.
               ----------

     There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened that questions the validity of this Agreement or the Ancillary Agreements, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business or any information technology or techniques allegedly proprietary to any of their former employers, clients or other parties or their obligations under any agreements with prior employers, clients or other parties. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

          2.9  Proprietary Information Agreements.
               ----------------------------------

     Each employee of and consultant to the Company has executed a Proprietary Information and Inventions Agreement in substantially the form provided to special counsel to the Investors and designated as the "Existing Form of PIIA." Each new employee of the Company hired after the date hereof shall execute a Proprietary Information and Inventions Agreement in substantially the form provided to special counsel to the Investors and designated as the "New Form of PIIA." The Company is not aware that any of its employees or consultants are in violation of either the Existing Form of PIIA or the New Form of PIIA, and the Company will use its diligent efforts to prevent any such violation.

          2.10 Proprietary Assets.
               ------------------

     The Company has full title and ownership of or licenses to all patents, patent applications, trademarks, service marks, trade names, copyrights, moral rights, mask works, trade secrets, compositions of matter formulas, designs, information, proprietary rights, know-how and processes ("Proprietary Assets") necessary for its business as now conducted and, except for such items as have yet to be conceived or developed by the Company or that are expected to be generally commercially available for licensing on reasonable terms from third parties, as currently proposed to be conducted, without any conflict with or infringement of the rights of others, and the Company has taken and in the future will use its best efforts to take, all steps reasonably necessary to preserve its legal rights in, and the secrecy of, all its Proprietary Assets. There are no outstanding options, licenses, or agreements of any kind relating to the Proprietary Assets, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Proprietary Assets of any other person or entity, except for commercially available end-user, object code, internal-use software license and support/maintenance agreements with respect to such proprietary rights of any other person or entity. The Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Asset or any other proprietary rights. To the best of the Company's knowledge, the Company has not violated or infringed, and is not currently violating or infringing any Proprietary Asset of any other person or entity. The Company has not received any communications alleging that the Company or any of its employees has violated or infringed or, by conducting its business as proposed, would violate or infringe any of the Proprietary Assets of any other person or entity. To the best of its knowledge with respect to its Proprietary Assets the Company has not violated or, by conducting its business as currently proposed, would not violate, any of the Proprietary Assets of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, or any other restriction that would materially interfere with the use of his or her best efforts to carry out his or her duties for the Company or to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, the Ancillary Agreements, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a material default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company. To the best of the Company's knowledge, at no time during the conception or reduction of any of the Company's Proprietary Assets to practice was any developer, inventor or other contributor to such patents operating under any grants from any governmental entity or agency or private source, performing research sponsored by any governmental entity or agency or private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any third party that could adversely affect the Company's rights in such Proprietary Assets.

          2.11 Compliance with Other Instruments.
               ---------------------------------

     The Company is not in violation or default of any provision of its Restated Certificate or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or of any provision of any federal or state judgement, decree, order, statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or default or be in conflict with or constitute, with or without the passage of time and giving of notice, either a material default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties. The Company's business as it is presently conducted is in full compliance with all applicable federal, state local and foreign laws, rules, regulations, orders and decrees (collectively, "Laws") applicable to the Company and/or its properties (including, without limitation, Laws relating to foreign payments), and the Company is not in violation of (and the transactions contemplated by this Agreement and the Ancillary Agreements will not result in, any violation of) any applicable Laws.

          2.12 Agreements, Action.
               ------------------

               (a) Except for agreements explicitly contemplated hereby and by the Ancillary Agreements, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may individually involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $75,000, or (ii) the license of any patent, copyright, trademark, trade secret or other proprietary right to or from the Company (other than the license to the Company of commercially available software in the ordinary course of business), or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

               (c) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $75,000 or, in the case of indebtedness and/or liabilities individually less than $75,000, in excess of $150,000 in the aggregate that remains outstanding, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses or in connection with the exercise of employee stock options, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate or Bylaws that adversely affects its business as now conducted or as currently proposed to be conducted, its properties or its financial condition.

          2.13 Related-Party Transactions.
               --------------------------

     No employee, officer, or director of the Company or member of his or her immediate family or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the 1933 Act) is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own less than five percent (5%) of the outstanding stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the 1933 Act is directly or indirectly interested in any material contract or agreement to which the Company is a party.

          2.14 Permits.
               -------

     The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

          2.15 Manufacturing and Marketing Rights.
               ----------------------------------

     The Company has not granted rights to manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

          2.16 Disclosure.
               ----------

     The Company has fully provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Series C Preferred Stock and all information that the Company believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement, the Ancillary Agreements, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          2.17 Registration Rights.
               -------------------

     Except as provided in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.18 Corporate Documents.
               -------------------

     Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Investors), the Restated Certificate and Bylaws of the Company are in the form previously provided to special counsel for the Investors.

          2.19 Title to Property and Assets.
               ----------------------------

     The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          2.20 Financial Statements.
               --------------------

     The Company has delivered to each Investor (A) its audited financial statements (balance sheet, statement of operations and statement of cash flows) as of June 30, 1999; and (B) its unaudited financial statements for the period commencing July 1, 1999 through September 30, 1999 (the "Financial Statements"). The Financial Statements (i) are accurate and complete in all material respects;
(ii) fairly present the financial condition and operating results of the Company as of the date and for the periods indicated therein and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicted and with each other, except that the Financial Statements referenced in Section 2.20(B) may not contain all footnotes required by generally accepted accounting principles; and (iii) are in accordance with the books and records of the Company. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise required to be disclosed on a financial statement prepared in accordance with generally accepted accounting principles, other than liabilities incurred in the ordinary course of business subsequent to September 30, 1999 and which in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          2.21 Employee Benefit Plans.
               ----------------------

     The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

          2.22 Tax Returns, Payments and Elections.
               -----------------------------------

     The Company has filed all tax returns and reports (including information returns and reports) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith that are listed in the Schedule of Exceptions. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Company, its financial condition, its business as presently conducted or as currently proposed to be conducted or any of its properties or assets. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

          2.23 Minute Books.
               ------------

     The minute books of the Company provided to the Investors contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

          2.24 Labor Agreements and Actions, Employee Compensation.
               ---------------------------------------------------

     The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best of the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the best of the Company's knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement.

          2.25 Brokers.
               -------

     The Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

          2.26 Qualified Small Business Stock.
               ------------------------------

     As of the Closing: (i) the Company will be an eligible corporation as defined in Section 1202(e)(4) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the Company will not have made any purchases of its own stock during the one-year period proceeding the Closing having an aggregate value exceeding 5% of the aggregate value of all its capital stock as of the beginning of such period and (iii) the Company's aggregate gross assets, as defined by Code Section 1202(d)(2), at no time between inception and through the Closing have exceeded or will exceed $50 million, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Code
Section 1202(d)(3).

          2.27 Changes.
               -------

     Since September 30, 1999 there has not been:

               (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

               (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (c) any waiver by the Company of a valuable right or of a material debt owed to it;

               (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (e) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

               (f) any material change in any compensation arrangement or agreement with any employee;

               (g) except for non-exclusive licenses granted in the ordinary course of business, any sale, assignment or transfer of any Proprietary Assets or other intangible assets;

               (h) any resignation or termination of employment of any officer or key employee of the Company; and the Company is not aware of any impending resignation or termination of employment of any such officer or key employee;

               (i) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

               (j) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances made in the ordinary course of its business;

               (k) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

               (l) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the assets, properties, financial condition, prospectus, operating results or business of the Company (as such business is presently conducted); or

               (m) any agreement or commitment by the Company to do any of the things described in this Section 2.27.

          2.28 Environmental and Safety Laws.
               -----------------------------

     The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          2.29 Insurance.
               ---------

     The Company has obtained, or will obtain as soon as reasonably practicable after the Closing and will maintain, fire and casualty insurance policies with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. All such policies are listed and described in the Schedule of Exceptions. The Company has in effect and will at all times maintain directors' and officers' liability insurance, on customary terms and with reputable carriers, in amounts not less than $2,000,000 per occurrence.

          2.30 Year 2000 Compatibility.
               -----------------------

     To the best of the Company's knowledge, all of the Company's products will record, store, process and calculate and present calendar dates falling on and after January 1, 2000, and will calculate any information dependent on or relating to such dates in the same manner and with the same functionality, data integrity and performance as the products record, store, process, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates (collectively "Year 2000
                                                                  ---------
Compliant").  All of the Company's material products will lose no functionality
---------
with respect to the introduction of records containing dates falling on or after January 1, 2000. All of the Company's internal computer systems, including without limitation, its accounting systems, are Year 2000 Compliant. To the knowledge of the Company, each vendor of products or services to the Company will continue to furnish such products or services to the Company without interruption or material delay, on and after January 1, 2000. The Company has no reason to believe that the failure by any vendor, or the failure of such vendor's respective products, services and operations, to be Year 2000 Compliant will have a material adverse effect on the Company.

     3.   Representations and Warranties of the Investors.
          -----------------------------------------------

     Each Investor hereby severally and not jointly represents and warrants to the Company that:

          3.1  Authorization.
               -------------

     Such Investor has full power and authority to enter into this Agreement, the Investors' Rights Agreement and Voting Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  Purchase Entirely for Own Account.
               ---------------------------------

     This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series C Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

          3.3  Disclosure of Information.
               -------------------------

     Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Series C Preferred Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series C Preferred Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

          3.4  Investment Experience.
               ---------------------

     Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series C Preferred Stock. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Series C Preferred Stock.

          3.5  Accredited Investor.
               -------------------

     Such Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

          3.6  Restricted Securities.
               ---------------------

     Such Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7  Further Limitations on Disposition.
               ----------------------------------

     Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Investors' Rights Agreement provided and to the extent this Section and such agreement are then applicable, and:

               (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.

               (c) Notwithstanding the provisions of Paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor (i) to an Affiliate (as defined in Rule 405 under the Act; or (ii) that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

           3.8 Legends.
               -------

     It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

               (b) Any legend required by the laws of the State of California and the State of Delaware, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code or by any provision of the Delaware General Corporations Law.

          3.9  Foreign Investors.
               -----------------

     If the Investor is not a U.S. person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Series C Preferred Stock or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Series C Preferred Stock, (b) any foreign exchange restrictions applicable to such purchase, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Series C Preferred Stock. Such Investor's subscription and payment for and continued beneficial ownership of the

Series C Preferred Stock will not violate any applicable securities or other laws of the Investor's jurisdiction.

     4.   Conditions of Investors' Obligations at Closing.
          -----------------------------------------------

     The obligations of each Investor under subSection 1. 1 (c) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

          4.1  Representations and Warranties.
               ------------------------------

     The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          4.2  Performance.
               -----------

     The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  Compliance and Secretary Certificates.
               -------------------------------------

     The Company shall deliver to each Investor at its respective Closing a certificate executed by the President stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that there shall have been no adverse change in the business, assets, operations, prospects or financial condition of the Company since the date of the Financial Statements. The Company shall also deliver to each Investor at the Closing a certificate executed by the Secretary of the Company dated as of the date of the Closing certifying as to the following matters: (a) resolutions adopted by the Company's Board of Directors and stockholders relating to the transactions contemplated by this Agreement; (b) Restated Certificate (c) Bylaws of the Company and (d) such other matters as the Investors' counsel may reasonably request.

          4.4  Qualifications.
               --------------

     All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          4.5  Proceedings and Documents.
               -------------------------

     All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors' special counsel, and they shall have received all such counterpart originals and certified or other copies of such documents as they may reasonably request.

          4.6  Proprietary Information Agreements.
               ----------------------------------

     Each employee of and consultant to the Company shall have entered into a Proprietary Information and Inventions Agreement in one of the forms previously provided to special counsel for the Investors.

          4.7  Bylaws.
               ------

     The Bylaws of the Company shall provide that the Board of Directors of the Company shall consist of seven (7) persons.

          4.8  Board of Directors.
               ------------------

     At Closing, the directors of the Company shall be Messrs. Alan Salzman, Ken Lawler, Chris Logan, Larry Barels, Gary Gigot, John A. Hawkins and Paul Roberts.

          4.9  Opinion of Company Counsel.
               --------------------------

     Each Investor shall have received from Perkins Coie LLP counsel for the Company, opinions dated as of the Closing, in the form attached hereto as Exhibit D.

          4.10 Investors' Rights Agreement.
               ---------------------------

     The Company, each Investor and the requisite number of Prior Investors and Common Holders (as such terms are defined in the Investor Rights Agreement) shall have entered into the Investors' Rights Agreement in the form attached as Exhibit B.

          4.11 Voting Agreement.
               ----------------

     The Company, each Investor and a requisite number of Prior Investors and Founders (as such terms are defined in the Voting Agreement) shall have entered into the Voting Agreement in the form attached as Exhibit E.

     5.   Conditions of the Company's Obligations at Closing.
          --------------------------------------------------

     The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

          5.1  Representations and Warranties.
               ------------------------------

     The representations and warranties of the Investors contained in Section 3 shall be true on and as of the respective Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Performance.
               -----------

     All covenants, agreements and conditions contained in this Agreement to be performed by the Investors on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3  Qualifications.
               --------------

     All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly, obtained and effective as of the Closing.

          5.4  Investors' Rights Agreement.
               ---------------------------

     The Company, each Investor and the requisite number of Prior Investors and Common Holders (as such terms are defined in the Investor Rights Agreement) shall have entered into the Investors' Rights Agreement in the form attached as Exhibit B.

          5.5  Voting Agreement.
               ----------------

     The Company, each Investor and a requisite number of Prior Investors and Founders (as such terms are defined in the Voting Agreement) shall have entered into the Voting Agreement in the form attached as Exhibit E.

     6.   Miscellaneous.
          -------------

          6.1  Survival of Warranties.
               ----------------------

     The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          6.2  Successors and Assigns.
               ----------------------

     Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3  Governing Law.
               -------------

     This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without regard to provisions regarding choice of laws.

          6.4  Counterparts.
               ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.5  Titles and Subtitles.
               --------------------

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.6  Notices.
               -------

     All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) business days after deposit with the U.S. Postal Services or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, shall be addressed, if to

Investor, at each investor's address as set forth on the Schedule of purchasers to this Agreement, and, if to the Company, at the address of its principal corporate offices, Attn: Chief Financial Officer, with a copy to Perkins Coie, LLP, 135 Commonwealth Drive, Suite 135, Menlo Park, CA 94025, Attn: Mark Albert, Esq., or at such other address as such party may designate by notice to the other parties hereto.

          6.7  Finder's Fee.
               ------------

     Each party represents that except for the compensation described in Section 2 of that certain Retainer Letter Agreement dated as of October 11, 1999 between the Company and eOffering corporation, a copy of which has been provided to counsel to Lead Investor, it neither is nor will become obligated for any finders' fee or commission in connection with this transaction. Each Investor, severally and not jointly, agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.

     The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.8  Expenses.
               --------

     Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees of special counsel for the Investors, not to exceed $30,000, and shall, upon receipt of a bill therefor, reimburse the reasonable out-of-pocket expenses of such counsel. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Ancillary Agreements or the Restated Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.9  Amendments and Waivers.
               ----------------------

     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issuable or issued upon conversion of the Series C Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          6.10 Severability.
               ------------

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.11 Corporate Securities Law.
               ------------------------

     THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          6.12 Aggregation of Stock.
               --------------------

     All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          6.13 Entire Agreement.
               ----------------

     This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein. Nothing in this Agreement, however, shall be deemed to terminate or supercede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the date hereof, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                               DRIVEWAY CORPORATION



                               By:     /s/ Chris Logan
                                       ------------------------------------
                                       Chris Logan, Chief Executive Officer


                               INVESTOR:

                               Levitin Family Charitable Trust
                               ------------------------------------------------
                               (Purchaser Name)

                               By:     /s/ Eli Levitin
                                       ------------------------------------

                               Name:   Eli Levitin
                                       ------------------------------------

                               Title:  Trustee
                                       ------------------------------------

                               INVESTOR:

                               New Dimensions Trading Ltd.
                               ------------------------------------------------
                               (Purchaser Name)

                               By:     /s/ Chana Edelstein
                                       ------------------------------------

                               Name:   Chana Edelstein
                                       ------------------------------------

                               Title:  Director
                                       ------------------------------------

                              INVESTOR:

                              James B. Tannanbaum
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ James B. Tannanbaum
                                      -------------------------------------

                              INVESTOR:

                              Logan Revocable Trust of 5/4/89
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ Gary Logan
                                      -------------------------------------

                              Name:    Gary Logan
                                      -------------------------------------

                              Title:   Trustee
                                      -------------------------------------

                              INVESTOR:

                              TWB Investment Partnership
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ Robert E. Giles
                                      -------------------------------------

                              Name:    Robert E. Giles
                                      -------------------------------------

                              Title:   General Partner
                                      -------------------------------------

                              INVESTOR:

                              Jay Berkett
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ Jay Berkett
                                     --------------------------------------

                              INVESTOR:

                              Sidney Tuchman
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ Sidney Tuchman
                                      -------------------------------------

                              INVESTOR:

                              Millard S. Drexler
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ Millard S. Drexler
                                      -------------------------------------

                              INVESTOR:

                              Peter Campbell
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ Peter Campbell
                                      -------------------------------------

                              INVESTOR:

                              Lawrence A. Zulch
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ Lawrence A. Zulch
                                      -------------------------------------

                              INVESTOR:

                              Frank Perna, Jr.
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ Frank Perna, Jr.
                                      -------------------------------------

                              INVESTOR:

                              Jason Strober
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ Jason Strober
                                      -------------------------------------

                              INVESTOR:

                              Fern Investments
                              -------------------------------------------------
                              (Purchaser Name)

                              By:      /s/ Adam Violch
                                      -------------------------------------



                         GENERATION CAPITAL PARTNERS L.P.
                         By:     Generation Partners L.P.,
                                      as General Partner
                           By:     Generation Capital Company LLC,
                                      its General Partner

                             By:      /s/ John Hawkins
                                     ----------------------------
                                          John Hawkins
                                          Managing Director

                         STATE BOARD OF ADMINISTRATION
                                   OF FLORIDA
                         By:       Generation Parallel Management Partners,
                                        L.P.,
                                        as Manager
                           By:       Generation Capital Company LLC,
                                        as General Partner

                             By:      /s/ John Hawkins
                                     ----------------------------
                                          John Hawkins
                                          Managing Director

                         GENERATION PARALLEL MANAGEMENT
                                   PARTNERS L.P.

                                By:    Generation Capital Company LLC,
                                       as General Partner

                           By:       /s/ John Hawkins
                                    -----------------------------
                                         John Hawkins
                                         Managing Director

                         CB CAPITAL INVESTORS, L.P.

                                By: CB Capital Investors, Inc.,
                                       as General Partner

                                By:
                                Its:   ___________________________



                         FARALLON CAPITAL PARTNERS, L.P.
                         By:    Farallon Partners, L.L.C.,
                                       its General Partner

                           By:       /s/
                                 ---------------------------------
                                     Managing Member



                         FARALLON CAPITAL INSTITUTIONAL
                                PARTNERS, L.P.
                         By:    Farallon Partners, L.L.C.,
                                     its General Partner

                           By:       /s/
                                 ---------------------------------
                                     Managing Member

                         FARALLON CAPITAL INSTITUTIONAL
                                PARTNERS II, L.P.
                         By:    Farallon Partners, L.L.C.,
                                     its General Partner

                           By:       /s/
                                 ---------------------------------
                                     Managing Member



                         FARALLON CAPITAL INSTITUTIONAL
                                PARTNERS III, L.P.
                         By:    Farallon Partners, L.L.C.,
                                     its General Partner

                           By:       /s/
                                 ---------------------------------
                                     Managing Member



                         RR CAPITAL PARTNERS, L.P.
                         By:    Farallon Partners, L.L.C.,
                                     its General Partner

                           By:       /s/
                                 ---------------------------------
                                     Managing Member

                    CMS CO-INVESTMENT SUBPARTNERSHIP,
                    a Delaware general partnership
                    By:  CMS Co-Investment Partners, L.P.,
                         a Delaware limited partnership
                         By:  CMS/Co-Investment Associates, L.P.,
                              a Delaware limited partnership
                              By:  MSPS/Co-Investment, Inc.
                                   a Delaware corporation

                              By:    /s/
                                 --------------------------
                              Its:  Vice President

                         By:  CMS 1997 Investment Partners, L.P.,
                              a Delaware limited partnership
                              By:  CMS 1997, Inc.
                                   a Delaware corporation

                              By:    /s/
                                 --------------------------
                              Its:  Vice President

                    By:  CMS Co-Investment Partners I-Q, L.P.,
                         a Delaware limited partnership
                         By:  CMS/Co-Investment Associates, L.P.,
                              a Delaware limited partnership
                              By:  MSPS/Co-Investment, Inc.
                                   a Delaware corporation

                              By:    /s/
                                 --------------------------
                              Its:  Vice President

                         By:  CMS 1997 Investment Partners, L.P.,
                              a Delaware limited partnership
                              By:  CMS 1997, Inc.
                                    a Delaware corporation

                              By:    /s/
                                 --------------------------
                              Its:  Vice President

                         BRIND INVESTMENT PARTNERS III

                            By:    /s/
                               -------------------------
                            Its:  General Partner


                         WILLIAM JAMES BELL 1993 TRUST


                         By:  /s/  William James Bell
                            ----------------------------
                         Name:  William James Bell
                         Its:  Trustee

                         AARON WOLFSON

                              /s/  Aaron Wolfson
                         -------------------------------

                         ABRAHAM WOLFSON

                              /s/  Abraham Wolfson
                         -------------------------------

                         MORRIS WOLFSON

                              /s/  Morris Wolfson
                         -------------------------------


                         VANTAGEPOINT COMMUNICATIONS
                         PARTNERS, L.P.
                         By: VantagePoint Communications Associates, L.L.C., Its General Partner

                              By:    /s/  Alan E. Salzman
                                     ----------------------------------
                              Its:   Managing Member

                         SANDLER CAPITAL IV PARTNERS, L.P.
                         SANDLER CAPITAL IV FTE PARTNERS, L.P.
                         SANDLER INTERNET PARTNERS, L.P.

                              By:  Sandler Investment Partners, L.P., the
                                   General Partner
                              By:  Sandler Capital Management, the
                                   General Partner
                                   By:  MJDM Corp., a General Partner

                              By:        /s/
                                   ------------------------------
                                   Edward G. Grinacoff
                              Its: President


                         RS PREMIUM PARTNERS LP
                              RS Premium Partners LP (Puma)
                              RS Pacific Partners (Jaguar)

                              By:        /s/
                                   ------------------------------
                                   James L. Callinan
                              Its: Chief Investment Officer